UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2018

CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 975-4321

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)            On May 16, 2018, National Amusements, Inc. and NAI Entertainment Holdings LLC (together, "NAI") each delivered to CBS Corporation ("CBS" or the "Company") a purported action by written consent (together, the "Actions by Written Consent") that NAI claimed effected certain amendments (the "Purported Bylaw Amendments") to CBS's Amended and Restated Bylaws (the "Bylaws").  NAI owns approximately 79.7% of CBS's voting Class A common stock and owns approximately 10.3% of CBS's Class A common stock and non-voting Class B common stock on a combined basis.  NAI asserted in the notice that the Purported Bylaw Amendments were effective immediately.

The Purported Bylaw Amendments primarily (i) change the vote required and otherwise restrict the ability of the board of directors of the Company (the "Board") to declare and pay any dividend upon the capital stock of the Company, (ii) change the vote required and otherwise restrict the ability of the Board to adopt, amend, alter, change or repeal any provisions of the Bylaws and (iii) modify, in certain respects, the Company's existing bylaw provision providing that the Delaware Chancery Court is the exclusive jurisdiction for certain types of corporate litigation.  A copy of the Purported Bylaw Amendments is filed herewith as Exhibit 3(b) and is incorporated by reference herein in its entirety.

The Company intends to challenge the Purported Bylaw Amendments.  The Company also intends to file an Information Statement on Schedule 14C (the "Information Statement") pursuant to Regulation 14C and Rule 14c-2 of the Securities Exchange Act of 1934, as amended, in order to provide stockholders with required information regarding the Purported Bylaw Amendments at least 20 calendar days prior to the earliest date on which such corporate action may be taken.  The Company believes the Purported Bylaw Amendments are invalid under Delaware law and the Purported Bylaw Amendments cannot become effective under controlling federal law and SEC rules until 20 days after the Information Statement is distributed to stockholders even if they were valid.  For each of these independent reasons, the Company believes the determination by the Board on May 17, 2018 to declare a pro rata dividend of 0.5687 of a share of Class A common stock for each share of the Company's Class A common stock and Class B common stock to stockholders, contingent on Delaware court approval, was not subject to the Purported Bylaw Amendments.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit Number	Description
3(b)	Purported Amendments to Amended and Restated Bylaws of CBS Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION

Date: May 22, 2018	By:	/s/ Lawrence P. Tu
Name: Lawrence P. Tu
Title: Senior Executive Vice President and Chief Legal Officer